UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Oncternal Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

12230 El Camino Real, Suite 230

San Diego, California 92130

NOTICE OF 2022 ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

The 2022 Annual Meeting of Stockholders of Oncternal Therapeutics, Inc., a Delaware corporation, will be held as a virtual meeting via live webcast on the Internet on Thursday, June 16, 2022, at 8:00 a.m. Pacific Time. Because the meeting is completely virtual and being conducted via the Internet, you will not be able to attend in person, but you will be able to participate online and submit your questions in advance or during the meeting. If you intend to participate in or vote your shares during the Annual Meeting, you must register online at www.proxydocs.com/ONCT. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”

The Annual Meeting is being held for the following purposes:

1.	to elect three directors for a three-year term to expire at the 2025 Annual Meeting of Stockholders;

2.	to consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	to transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on April 18, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials.

The Notice of Internet Availability of Proxy Materials will also provide the date and time of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the proxy statement, our annual report to stockholders and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the Annual Meeting.

Whether or not you expect to participate in our Annual Meeting, please vote in advance of the Annual Meeting by Internet or telephone as described in the accompanying proxy materials or, if you request that the proxy materials be mailed to you, by signing, dating and returning the proxy card enclosed with those materials. If you plan to participate in our Annual Meeting and wish to vote your shares during the meeting, you may do so at any time before the proxy is voted. All stockholders are cordially invited to participate in the meeting.

By Order of the Board of Directors,

/s/ James B. Breitmeyer

James B. Breitmeyer, M.D., Ph.D.

President, Chief Executive Officer and Director

San Diego, California

April 29, 2022

Your vote is important. Please vote your shares whether or not you plan to participate in the meeting.

PROXY STATEMENT

FOR THE ONCTERNAL THERAPEUTICS, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

12230 El Camino Real, Suite 230

San Diego, California 92130

PROXY STATEMENT FOR THE ONCTERNAL THERAPEUTICS, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 16, 2022

The board of directors of Oncternal Therapeutics, Inc. is soliciting your proxy for use at the Annual Meeting of stockholders to be held on Thursday, June 16, 2022, at 8:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions in advance or during the meeting. If you intend to participate in or vote your shares during the Annual Meeting, you must register online at www.proxydocs.com/ONCT by entering the control number on your Notice of Internet Availability or Proxy Card. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”

We intend to mail proxy materials on or about April 29, 2022 to all stockholders of record entitled to vote at the Annual Meeting, including a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report online and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the materials unless you specifically request one. However, the Notice contains instructions on how to request to receive printed copies of these materials and a proxy card by mail.

EXPLANATORY NOTE

In June 2019, we, then operating as GTx, Inc., consummated a transaction pursuant to which a subsidiary of ours merged with and into privately held Oncternal Therapeutics, Inc. (“Private Oncternal”), with Private Oncternal surviving as our wholly owned subsidiary (the “Merger”). GTx, Inc. changed its name to Oncternal Therapeutics, Inc., and Private Oncternal, which remains our wholly owned subsidiary, changed its name to Oncternal Oncology, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 16, 2022: This proxy statement and our annual report are available electronically at www.proxydocs.com/ONCT.

IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What am I voting on?

There are two proposals scheduled for a vote:

Proposal 1: To elect three directors to our Board of Directors:

•
James B. Breitmeyer, M.D., Ph.D.
•
Michael G. Carter, M.B., Ch.B., F.R.C.P.
•
David F. Hale

Proposal 2: Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Who can vote at the meeting?

Only stockholders who owned our common stock as of the close of business on April 18, 2022, are entitled to vote at the Annual Meeting. As of April 18, 2022, there were 49,429,054 shares of our common stock outstanding. Common stock is our only class of stock outstanding and entitled to vote.

How many votes do I have?

Each share of our common stock that you own as of the close of business on April 18, 2022, entitles you to one vote.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested the receipt of paper proxy materials advising them that they can access this proxy statement, our annual report and voting instructions over the Internet at www.proxydocs.com/ONCT.

You may request a printed copy of the proxy statement and annual report via the internet at www.investorelections.com/ONCT, by calling 866-648-8133, or by sending a blank e-mail to paper@investorelections.com with your 12 digit control number in the subject line. You can also state your preference to receive a paper copy for future meetings. There is no charge for requesting a copy. Please make your request for a copy on or before June 1, 2022, to facilitate timely delivery. In addition, stockholders may request to receive proxy materials electronically by email or in printed form by mail on an ongoing basis.

All stockholders will have the ability to access the proxy materials via the internet at www.proxydocs.com/ONCT. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting.

How do I vote by proxy?

With respect to the election of each director, you may vote “For” the election of each of the nominees or “Withhold” your vote with respect to one or more of the nominees. With respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to participate in the meeting, we urge you to vote by proxy to ensure that your vote is counted.

By Mail: If you are a stockholder of record, and you elect to receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card if you are voting over the Internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Via the Internet in Advance of the Annual Meeting: You may vote at www.proxydocs.com/ONCT, 24 hours a day, seven days a week. Use the Company Number and Account Number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you.

By Telephone: You may vote using a touch-tone telephone by calling 866-586-3107, 24 hours a day, seven days a week. Use the account number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you.

During the Annual Meeting: You may still participate in the meeting and vote during the Annual Meeting even if you have already voted by proxy, however you must register by no later than 5:00 p.m. Eastern Time, on June 15, 2022, in order to do so. Instructions on how to register for and vote during the meeting will be delivered to you in a subsequent email following your registration.

Beneficial Owners: Shares Registered in the name of a Broker or Banks

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice of Internet Availability of Proxy Materials or, if you have requested physical copies, a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

To vote during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form. If you intend to participate in or vote your shares during the Annual Meeting, you must register online by no later than 5:00 p.m. Eastern Time on June 15, 2022. Instructions on how to register for and vote during the meeting will be delivered to you in a subsequent email following your registration.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•
you may send in another signed proxy with a later date;
•
you may notify our corporate secretary, Chase C. Leavitt, in writing before the Annual Meeting that you have revoked your proxy; or
•
you may notify our corporate secretary in writing before the Annual Meeting and vote via the internet during the meeting.

General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via webcast. Any stockholder can participate in the Annual Meeting live online after you register at www.proxydocs.com/ONCT. If you were a stockholder as of April 18, 2022, or you hold a valid proxy for the Annual Meeting, and you have registered to participate in the Annual Meeting by 5:00 p.m. Eastern Time on June 15, 2022, you can vote during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to participate in the Annual Meeting. A summary of the information you need to attend and participate in the Annual Meeting online is provided below:

•
On the day of the Annual Meeting, follow the instructions in the email communication you will receive after you have registered to participate.
•
Technical assistance for those having difficulty entering the meeting via the Internet will be provided to stockholders who have registered on the day of the Annual Meeting.
•
Webcast starts at 8:00 a.m. Pacific Time.
•
Stockholders may submit questions while participating in the Annual Meeting via the Internet.
•
Webcast replay of the Annual Meeting will be available until July 16, 2022.

To participate in the Annual Meeting, you will need the control number included in your Notice and Access Card, your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should register using your control number or otherwise vote through the bank or broker.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding common stock as of April 18, 2022, or 24,714,528 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The three nominees who receive the most “For” votes (among votes properly cast during the meeting or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of BDO USA, LLP must receive “For” votes from the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Voting results will be tabulated and certified by Mediant Communications.

What is the effect of abstentions and broker non-votes?

Shares of common stock held by persons participating in the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as an “Against” vote for purposes of determining whether our stockholders have ratified the appointment of BDO USA, LLP, our independent registered public accounting firm. However, because the election of directors is determined by a plurality of votes cast, stockholders will only have the option to vote “For” the election of each nominee or “Withhold” their vote for the election of one or more nominees.

Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors, which is considered a non-routine matter, broker non-votes, if any, will not be counted as shares entitled to vote on such matters and will have no effect on the result of the vote. Ratification of the appointment of BDO USA, LLP is expected to be considered a routine matter on which a broker or other nominee has discretionary authority to vote, so no broker non-votes are expected. However, if there are any broker non-votes for the ratification of appointment of BDO USA, LLP, such broker non-votes will have no effect on the result of the vote.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2023 Annual Stockholders’ Meeting. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our annual report on Form 10-K for the year ended December 31, 2021 that we filed with the SEC on March 10, 2022, we will send you one without charge. Please write to: Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego CA 92130, Attn: Corporate Secretary.

All of our SEC filings are also available free of charge in the investor relations section of our website at www.oncternal.com.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors, which is currently composed of ten members. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names and certain other information for each of the nominees for election as a director and for each of the continuing members of our board of directors as of April 18, 2022:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees
James B. Breitmeyer, M.D., Ph.D.	III	68	Director, President and Chief Executive Officer	2019	2022	2025
Michael G. Carter, M.B., Ch.B., F.R.C.P. (1)(2)	III	84	Director	2006	2022	2025
David F. Hale (3)(4)(5)	III	73	Chairman of Board of Directors	2019	2022	2025
Continuing Directors
Daniel L. Kisner, M.D. (2)(3)(7)	I	75	Director	2019	2023	—
William R. LaRue (6)(7)	I	71	Director	2019	2023	—
Charles P. Theuer (5)(8)	I	58	Director	2019	2023	—
Rosemary Mazanet, M.D., Ph.D. (2)	I	66	Director	2022	2023	—
Jinzhu Chen, Ph.D.	II	37	Director	2021	2024	—
Xin Nakanishi, Ph.D. (2)	II	60	Director	2019	2024	—
Robert J. Wills, Ph.D. (2)	II	68	Director	2019	2024	—

(1)
Chair, nominating & corporate governance committee
(2)
Member, science & development committee
(3)
Member, audit committee
(4)
Chair, compensation committee
(5)
Member, nominating & corporate governance committee
(6)
Chair, audit committee
(7)
Member, compensation committee
(8)
Chair, science & development committee

If no contrary indication is made, proxies in the accompanying form will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.

Information Regarding Directors

All of our directors bring to our board of directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or venture capital firms. The process undertaken by our nominating & corporate governance committee in recommending qualified director candidates is described below under “Director Nominations Process.” Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs. The information set forth below as to the directors and nominees for director has been furnished to us by the directors:

Nominees for Election to the Board of Directors

James B. Breitmeyer, M.D., Ph.D. has served as a member of our board of directors and as our President and Chief Executive Officer since the completion of the Merger in June 2019. Dr. Breitmeyer served as a member of the board of directors of Private Oncternal and as President and Chief Executive Officer of Private Oncternal since September 2015. Dr. Breitmeyer is a veteran biotech executive with experience successfully starting and growing biotechnology organizations. He has been responsible for both the development and implementation of both operational and drug development strategies, as well as supervising and managing both large organizations and emerging biotechnology companies. Dr. Breitmeyer served as President of Bavarian Nordic, Inc. and Executive Vice President of Bavarian Nordic A/S, a multinational corporation headquartered in Denmark, from February 2013 to July 2015 where he oversaw business operations and development strategy both for Bavarian Nordic, Inc. and Bavarian Nordic A/S. He served as a director of Zogenix, Inc., then a public pharmaceutical company, from March 2014 until it was acquired by UCB S.A. in March 2022 and was the acting Chief Medical Officer of Zogenix from August 2012 to February 2013 where he was responsible for clinical development and regulatory strategy. He previously served as the Executive Vice President of Development and Chief Medical Officer of Cadence Pharmaceuticals Inc., a public pharmaceutical company, from August 2006 to August 2012, and the Chief Medical Officer of Applied Molecular Evolution Inc., a wholly owned subsidiary of Eli Lilly and Co., a global pharmaceutical company, from December 2001 to August 2006. Dr. Breitmeyer was also the founder, President and Chief Executive Officer of the Harvard Clinical Research Institute, and Chief Medical Officer and Head of Research & Development for North America at Serono Laboratories Inc., an international biopharmaceutical company. Dr. Breitmeyer served as a founding collaborator and scientific advisor to Immunogen Inc., a biotechnology company, and held clinical and teaching positions at the Dana Farber Cancer Institute and Harvard Medical School. Currently, Dr. Breitmeyer serves as a director on one public board, Otonomy, Inc., where he is a member of the compensation and audit committees. Dr. Breitmeyer earned his B.A. in Chemistry from the University of California, Santa Cruz and his M.D. and Ph.D. from Washington University School of Medicine and is Board Certified in Internal Medicine and Oncology. He holds an active California medical license. The board of directors believes that Dr. Breitmeyer’s perspective and experience as Oncternal’s President and CEO, as well as his depth of operating and senior management experience in the pharmaceutical industry in both private and public organizations and educational background, provide him with the qualifications and abilities to serve as a director.

Michael G. Carter, M.B., Ch.B., F.R.C.P., was appointed as a member of our board of directors in May 2006. Previously, Dr. Carter was a non-executive director of Santarus, Inc. from 2004 to 2013, served as a non-executive director of Micromet AG from 2001 to 2005 and of MICROMET, Inc. from 2006 to March 2012, and served as a non-executive director of Fulcrum Pharma, PLC from 2005 to 2010. Dr. Carter was a member of the Advisory Board of Paul Capital Royalty Fund from 2005 to 2008, and was a venture partner with SV Life Sciences Advisors, LLP from 1998 to 2016. He has served as a member of the strategic advisory board of Healthcare Royalty Partners (HCRP) since September 2009 and a member of the HCRP Investment Committee since 2015. Dr. Carter was the non-executive chairman of Metris Therapeutics, Ltd., a biotechnology firm specializing in women's healthcare from 1999 to 2008. He was also a non-executive director of ONCOETHIX from June 2013 until its sale to Merck & Co., in December 2014. Dr. Carter served on the Pharmaceutical Board of I.C.I. Zeneca Pharmaceuticals, a predecessor company of AstraZeneca, and held various positions with I.C.I. Zeneca from 1984 to 1998, including International Medical Director and International Marketing Director. From 1985 to 1995, Dr. Carter served as a member of the U.K. Government's Medicines Commission. Dr. Carter is an Elected Fellow of the Royal Pharmaceutical Society, Faculty of Pharmaceutical Medicine, and of the Royal College of Physicians of Edinburgh. Dr. Carter holds a degree in pharmacy from London University (U.K.) and a medical degree from Sheffield University Medical School (U.K.). The board of directors believes that Dr. Carter’s specific expertise in the development and commercialization of pharmaceutical products by both large pharmaceutical companies and small specialty biotech companies provide him with the qualifications and expertise to serve as a director.

David F. Hale has served on our board of directors since the completion of the Merger in June 2019. He was a co-founder and served as a member of the board of directors of Private Oncternal since 2013, and Chairman of the Board of Private Oncternal from December 2018 until the Merger. Since May 2006, Mr. Hale has served as Chairman & CEO of Hale Biopharma Ventures, LLC. He is a serial entrepreneur who has been involved in the formation and development of numerous life sciences companies. He was previously President and CEO of CancerVax Corporation, a cancer therapeutic company from October 2000 through May 2006 when CancerVax merged with Micromet, Inc. He became Chairman of Micromet, Inc. until the sale of the company to Amgen Inc. in 2012. After joining Hybritech, Inc., in 1982, he was President & Chief Operating Officer and became CEO in 1986, when Hybritech was acquired by Eli Lilly and Co. From 1987 to 1997 he was Chairman, President and CEO of Gensia, Inc. He was a co-founder and Chairman of Viagene, Inc. from 1987 to 1995. He was President and CEO of Women First HealthCare, Inc. from January 1998 to June 2000. Prior to joining Hybritech in 1982, Mr. Hale was Vice President and General Manager of BBL Microbiology Systems, a division of Becton, Dickinson & Co. and from 1971 to 1980, held various marketing and sales management positions with Ortho Pharmaceutical Corporation, a division of Johnson & Johnson, Inc. Mr. Hale also serves as a director of Biocept, Inc. and Dermata, Inc. Mr. Hale previously served as Chairman of Santarus, Inc., Somaxon, Inc., SkinMedica, Inc., CRISIMed, Inc., Agility Clinical, Inc., Adigica Health, Inc., Zerigo Health, Inc., and Conatus Pharmaceuticals Inc. He serves as a board member of a number of privately held companies, including Recros Medica, Inc. and Neurana Pharmaceuticals, Inc., and as a Co-founder and Director of Neurelis, Inc. Mr. Hale also is a co-founder and serves on the Board of Directors of BIOCOM, is a former member of the board of The Biotechnology Industry Organization or BIO, and the San Diego Economic Development Corporation. Mr. Hale also serves as a board trustee of Rady Children’s Hospital of San Diego, and Chairman of the board of Rady Children’s Institute of Pediatric Genomics. He is a co-founder of the CONNECT Program in Technology and Entrepreneurship. Mr. Hale holds a B.A. in Biology and Chemistry from Jacksonville State University. The board of directors believes Mr. Hale is qualified to serve as our chairman because of his extensive knowledge of Oncternal’s business and history, experience as a board member of multiple publicly traded and privately held companies, and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies.

Continuing Members of the Board of Directors

Class I Directors continuing in Office until the 2023 Annual Meeting of Stockholders

Daniel L. Kisner, M.D. has served as a member of our board of directors since the completion of the Merger in June 2019. Dr. Kisner currently serves as an independent consultant in the life science industry. He was a partner at Aberdare Ventures from 2003 to 2011. Dr. Kisner served as Chairman of the Board of Directors of Caliper Life Sciences from 2002 to 2008, and as President and CEO of its predecessor company, Caliper Technologies, from 1999 to 2002. He held positions of increasing responsibility at Isis Pharmaceuticals, Inc., from 1991 to 1999, most recently as President and COO. Dr. Kisner previously served in pharmaceutical research and development executive positions at Abbott Laboratories from 1988 to 1991 and at SmithKline Beckman Laboratories from 1985 to 1988. He held a tenured faculty position in the Division of Medical Oncology at the University of Texas, San Antonio School of Medicine until 1985 after a five-year advancement through the Cancer Treatment Evaluation Program of the National Cancer Institute. Dr. Kisner is board certified in internal medicine and medical oncology. Dr. Kisner holds a B.A. from Rutgers University and an M.D. from Georgetown University. Dr. Kisner currently serves as a director at Histogen Inc. (formerly Conatus Pharmaceuticals, Inc.), Zynerba Pharmaceuticals, Inc. and Dynavax Technologies Corporation, and has extensive prior private and public company board experience, including serving as Chairman of the Board of Directors at Tekmira Pharmaceuticals. Dr. Kisner’s extensive leadership experience in the biotechnology and biopharmaceutical industries and as a venture capital investor contributed to the board of directors’ conclusion that he should serve as a director.

William R. LaRue has served as a member of our board of directors since the completion of the Merger in June 2019, and as a member of the board of directors of Private Oncternal since December 2017. Mr. LaRue currently serves as an independent board member for multiple public and private companies in the life science industry. He served as Senior Vice President and Chief Financial Officer at Cadence Pharmaceuticals, Inc., a biopharmaceutical company, starting in June 2006, and expanded his role to serve as Assistant Secretary at Cadence in April 2007, serving in both capacities until the company’s acquisition by Mallinckrodt plc in March 2014. At Cadence, Mr. LaRue was a member of the Executive Committee with direct responsibility for the company’s financial leadership including corporate financing, investor relations, financial planning and reporting, SEC reporting, accounting, treasury, risk management, tax and information technology. During his tenure, Cadence raised over $375 million in public and private equity and senior debt, including an IPO in October 2006 as the company transitioned from a development stage to a commercial stage company. Prior to joining Cadence, Mr. LaRue served as the Senior Vice President and Chief Financial Officer of CancerVax Corporation, a biotechnology company, from 2001 until its merger with Micromet, Inc. in May 2006. Mr. LaRue currently serves as a member of the board of directors and chairperson of the Audit Committee of TRACON Pharmaceuticals, Inc., a clinical stage biotechnology company. He previously served on the boards of directors of Alastin Skincare, Inc., Applied Proteomics, Inc., Conatus Pharmaceuticals, Inc., Neurelis Inc., and Cadence Pharmaceuticals, Inc. Mr. LaRue received a B.S. in business administration and an M.B.A. from the University of Southern California. Mr. LaRue’s extensive financial experience and leadership in both private and public companies contributed to our board of directors’ conclusion that he should serve as a director.

Charles P. Theuer, M.D., Ph.D. has served as a member of our board of directors since the completion of the Merger in June 2019, and as a member of the board of directors of Private Oncternal since March 2018. He has been President, Chief Executive Officer and a member of the board of TRACON Pharmaceuticals, Inc. since July 2006. From 2004 to 2006, Dr. Theuer was the Chief Medical Officer at TargeGen, Inc., a biotechnology company. Prior to joining TargeGen, Inc., Dr. Theuer was Director of Clinical Oncology at Pfizer, Inc., a pharmaceutical corporation, from 2003 to 2004. Dr. Theuer has also held senior positions at IDEC Pharmaceuticals Corp. from 2002 to 2003 and at the National Cancer Institute from 1991 to 1993. In addition, he has held academic positions at the University of California, Irvine, where he was Assistant Professor in the Division of Surgical Oncology and Department of Medicine. Dr. Theuer currently serves as a director at 4D Molecular Therapeutics, a position he has held since January 2016. Dr. Theuer received a B.S. from the Massachusetts Institute of Technology, an M.D. from the University of California, San Francisco, and a Ph.D. from the University of California, Irvine. He completed a general surgery residency program at Harbor-UCLA Medical Center and was board certified in general surgery in 1997. Dr. Theuer’s extensive clinical development experience and service as a director or officer of healthcare companies contributed to our board of directors’ conclusion that he should serve as a director.

Rosemary Mazanet, M.D., Ph.D. has served as a member of our board of directors since January 2021. Dr. Mazanet has served since June 2015 as the Chair of the Scientific Advisory Board and since September 2017 as Chief Science Officer for Columbia Care, Inc. She serves as Clinical Advisor to many companies and funds through her consultancy business, R Mazanet LLC, which she has managed as President since May 2004. Dr. Mazanet also has experience in public equity markets as the Managing Partner at Apelles Investment, LLC from 2007 to 2014, and as the Head of Research at Oracle Partners LP from 1998 to 2004. Prior to her public equity work, Dr. Mazanet worked at Amgen, Inc., where she led Clinical Development teams that conducted successful development programs leading to product approvals. Dr. Mazanet served as a director of GTx, Inc. from January 2002 to June 2010, prior to the Merger in June 2019. Dr. Mazanet has served as a Trustee at the University of Pennsylvania Health System since July 2002, and as the Chair, Executive Advisory Board for the Wharton Leonard Davis Institute since December 2020. Dr. Mazanet holds a B.A. in biology from the University of Virginia, and an M.D. and Ph.D. from the University of Pennsylvania. Dr. Mazanet trained as an internist and oncologist in the Harvard Hospitals. Dr. Mazanat’s extensive experience in the life science and pharmaceutical industries contributed to our board of directors’ conclusion that she should serve as a director.

Class II Directors continuing in Office until the 2024 Annual Meeting of Stockholders

Jinzhu Chen, Ph.D. has served as the Vice President, Secretary of the Board of Directors and Joint Company Secretary of Shanghai Pharmaceuticals Holding Co. Ltd. (“SPH”), since March 2021. Dr. Chen previously served as the Secretary of the Board of Directors and Joint Company Secretary of SPH from August 2019 to March 2021 and as Director of the Board Office from July 2019 to August 2019. At Shanghai Pharmaceuticals, Dr. Chen advises the Board and senior management on various corporate development initiatives. Previously, Dr. Chen served as the Regional Head of Hong Kong from October 2016 to July 2019 and the Deputy General Manager of International Business Development from October 2015 to October 2016 at Anbang Insurance Group, where she was responsible for leading and coordinating the company’s strategy and corporate development initiatives. Dr. Chen holds a BA in Economics and Management from University of Oxford and a Ph.D. in Economics from Harvard University. Dr. Chen’s corporate development and financial experience and expertise contributed to our board of directors’ conclusion that she should serve as a director.

Xin Nakanishi, Ph.D. has served as a member of our board of directors since the completion of the Merger in June 2019, and as a member of the board of directors of Private Oncternal since November 2018. She has served as the Chief Executive Officer of Shanghai Pharma Biotherapeutics USA Inc. (“SPHbio”), a subsidiary of SPH, since July 2018 and as a member of the board of directors of SPHbio since March 2021. Dr. Nakanishi previously served as a venture partner at Yuansheng BioVenture from 2017-2018, and was CEO and founder of Sunvita Therapeutics, LLC from 2009-2018, a company that provided cross border business development for various U.S. and Chinese biopharmaceutical companies. She was also the Director of Biology at Phenomix Inc., a senior scientist at Pfizer, and a group leader at Immusol Inc. Dr. Nakanishi holds a B.A. in Virology from Wuhan University and a Ph.D. in Biochemistry from the University of Kansas. Dr. Nakanishi’s extensive experience in the life science and pharmaceutical industries contributed to our board of directors’ conclusion that she should serve as a director.

Robert J. Wills, Ph.D. joined our board as the Executive Chairman in March 2015, and has served as a member of our board since the completion of the Merger in June 2019. Dr. Wills has over three decades of experience as a leader in the pharmaceutical and biotechnology industry. Dr. Wills also serves as Chairman of the Board of CymaBay Therapeutics, as Chairman of the Board at Milestone Pharmaceuticals, Inc., as board member at Parion Sciences, Inc., as board member at Go Therapeutics and as a board member of Feldan Therapeutics. Prior to these roles, Dr. Wills spent over 25 years at Johnson & Johnson. Most recently he was Vice President, Alliance Management, Janssen Pharmaceutical Companies of Johnson & Johnson. He also served as Senior Vice President Global Development, where he was responsible for the R&D pipeline and a member of the R&D Board of Directors. In addition, he served on several of the commercial Operating Company Boards and key pharmaceutical group decision-making committees. Dr. Wills began his career at Hoffmann-LaRoche where he spent 10 years in several roles of scientific responsibility. He holds a BS in Biochemistry and an MS in Pharmaceutics from the University of Wisconsin and a PhD in Pharmaceutics from the University of Texas. Dr. Wills’ extensive experience in the life science and pharmaceutical industries and experience as our executive prior to the Merger contributed to our board of directors’ conclusion that he should serve as a director.

Independence of the Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent within the meaning of Nasdaq rules.

Our board of directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that each of our current directors, other than James B. Breitmeyer, M.D., Ph.D., our Chief Executive Officer and President, and Robert J. Wills, Ph.D., our former Executive Chairman prior to the completion of the Merger, qualifies as an “independent” director within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under Nasdaq rules.

Board Leadership Structure

Our board of directors is currently led by its chairman, David F. Hale. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting our strategic direction, day-to-day leadership and performance, while the chairman of our board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing our board of directors and company oversight.

The Board’s Role in Risk Oversight

Our board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

Our audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, our audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by our audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including related to cybersecurity. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating & corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

Board of Directors Meetings

During the fiscal year ended December 31, 2021, our board of directors held 10 meetings (including regularly scheduled, telephonic and special meetings). Each director attended at least 75% of the meetings held by our board of directors and the committees of which he or she was a member during such director’s term of service, except for Jinzhu Chen and Man Cho, a former director.

Committees of the Board of Directors

We have four standing committees: audit, compensation, nominating & corporate governance, and science & development. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found under the Corporate Governance section of our website at www.oncternal.com.

Audit Committee

Our audit committee consists of three members: Mr. LaRue (chairman and financial expert), Mr. Hale and Dr. Kisner. Our board of directors has determined that Mr. LaRue qualifies as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC, and that all members of our audit committee are independent directors, as defined in the Nasdaq qualification standards and by Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our audit committee met five times during 2021.

Our audit committee is governed by a written charter adopted by our board of directors. Our audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Our audit committee’s responsibilities include, among other things:

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selecting and appointing our independent registered public accounting firm;
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evaluating the qualifications, independence and performance of our independent registered public accounting firm;
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approving the audit and non-audit services to be performed by our independent registered public accounting firm;
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reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;
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discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
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reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
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reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
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preparing the report of our audit committee that the SEC requires in our annual proxy statement;
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reviewing policies with respect to risk assessment and risk management, including with respect to cybersecurity;
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reviewing and approving any related party transactions and reviewing and monitoring compliance with our related person transaction policy and procedures; and
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reviewing and evaluating, at least annually, the performance of our audit committee and its members including compliance of our audit committee with its charter.

Both our external auditor and internal financial personnel meet privately with our audit committee and have unrestricted access to this committee.

Compensation Committee

Our compensation committee consists of three members: Mr. Hale (chairman), Dr. Kisner and Mr. LaRue. Our board of directors has determined that all members of our compensation committee are independent directors, as defined in the Nasdaq qualification standards. Our compensation committee met 12 times during 2021.

The compensation committee is governed by a written charter approved by our board of directors. The compensation committee’s purpose is to assist our board of directors overseeing the development plans and compensation for our senior management and directors and recommend these plans to our board of directors. The compensation committee’s responsibilities include, among other things:

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reviewing our compensation philosophy, including our policies and strategy relative to executive compensation;
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reviewing and approving or recommending to the full board for approval the compensation of our Chief Executive Officer;
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reviewing and approving or recommending to the full board for approval the compensation of our other executive officers;
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reviewing and recommending to the full board for approval the compensation policies for members of our board of directors and board committees;
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reviewing, approving or making recommendations to the board for approval of our benefit plans and the issuance of stock options and other awards under our equity incentive plans;
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reviewing and discussing with management our compensation discussion and analysis to be included in our annual proxy report or annual report on Form 10-K and producing the report that the SEC requires in our annual proxy statement;
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preparing our annual compensation committee report, to the extent required; and
•
reviewing and evaluating, at least annually, the performance of our compensation committee and its members including compliance of our compensation committee with its charter.

Nominating & Corporate Governance Committee

Our nominating & corporate governance committee consists of three members: Dr. Carter (chairman), Mr. Hale and Dr. Theuer. Our board of directors has determined that all members of our nominating & corporate governance committee are independent directors, as defined in the Nasdaq qualification standards. Our nominating & corporate governance committee met five times during 2021.

The nominating & corporate governance committee is governed by a written charter approved by our board of directors. The nominating & corporate governance committee’s purpose is to assist our board of directors by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. The nominating & corporate governance committee’s responsibilities include, among other things:

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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
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evaluating and recommending candidates for election to our board of directors;
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overseeing our board of directors’ performance and self-evaluation process;
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reviewing our corporate governance guidelines and providing recommendations to the board regarding possible changes; and
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reviewing and evaluating, at least annually, the performance of our nominating & corporate governance committee and its members including compliance of our nominating & corporate governance committee with its charter.

Science & Development Committee

Our science & development committee consists of six members: Drs. Theuer (chairman), Carter, Kisner, Mazanet, Nakanishi and Wills. Our science & development committee met five times during 2021.

The science & development committee is governed by a written charter approved by our board of directors. The science & development committee’s purpose is to assist our board of directors by reviewing and evaluating our research and development strategy and its research, development and clinical programs. The science & development committee’s responsibilities include, among other things:

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reviewing, evaluating and reporting to our board of directors regarding strategy, plans and goals, as well as progress and performance, of our preclinical research and development programs and clinical programs;
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reviewing and evaluating the infrastructure and resources we make available for our preclinical research and development activities and our clinical programs, and make recommendations as appropriate if the infrastructure and/or resources are insufficient, in the opinion of the committee, to accomplish our goals;
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identifying and discussing significant emerging scientific, preclinical, clinical, medical, regulatory or legislative issues and trends, and any relevant competitive activity, focusing particularly on their potential impact on any of our programs, plans, or policies relating to our preclinical research and development activities and our clinical programs; and
•
reviewing and evaluating, at least annually, the performance of the science & development committee and its members including compliance of the science & development committee with its charter.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with BDO USA, LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States of America, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee has received the written disclosures and the letter from BDO USA, LLP required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and the audit committee has discussed with BDO USA, LLP their independence from Oncternal Therapeutics, Inc. and its management.

The audit committee met with BDO USA, LLP to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls including internal control over financial reporting and the overall quality of the Company’s financial reporting. BDO USA, LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with BDO USA, LLP were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Company’s board of directors that the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in our annual report on Form 10-K for the year ended December 31, 2021, filed by the Company with the SEC. The audit committee and the Company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2022.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

William R. LaRue (Chairman)

David F. Hale

Daniel L. Kisner, M.D.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee are Mr. Hale (chairman), Dr. Kisner and Mr. LaRue, none of whom currently serves, or in the past year has served, as an officer or employee of Oncternal Therapeutics, Inc. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Director Nomination Process

Director Qualifications

In evaluating director nominees, our nominating & corporate governance committee will consider among other things the following factors:

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personal and professional integrity, ethics and values;
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experience in corporate management, such as serving as an officer or former officer of a publicly held company;
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strong finance, accounting or executive compensation experience;
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experience relevant to our industry;
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experience as a board member of another publicly held company;
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leadership skills;
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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
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diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; and
•
practical and mature business judgment.

The nominating & corporate governance committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience. Moreover, our nominating & corporate governance committee believes that the background and qualifications of our board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Other than the foregoing criteria for director nominees, our nominating & corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on our board of directors. The nominating & corporate governance committee may consider such other facts, including, without limitation, diversity, as it may deem are in the best interests of us and our stockholders. The nominating & corporate governance committee does, however, believe it is appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors be independent as required under the Nasdaq qualification standards. The nominating & corporate governance committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our board of directors. Our directors’ performance and qualification criteria are reviewed annually by our nominating & corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating & corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with our nominating & corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, our nominating & corporate governance committee may identify the desired skills and experience of a new nominee in light of the criteria above, in which case, our nominating & corporate governance committee would generally poll our board of directors and members of management for their recommendations. The nominating & corporate governance committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The nominating & corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by our nominating & corporate governance committee members and by certain of our other independent directors and executive management. In making its determinations, our nominating & corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, our nominating & corporate governance committee makes its recommendation to our board of directors.

The nominating & corporate governance committee evaluates director candidate recommendations by stockholders in the same manner as it evaluates other director candidate recommendations. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations. Any stockholder recommendations for additions to our board of directors should be sent to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego, CA 92130, Attention: Corporate Secretary.

Director Attendance at Annual Meetings

Although our Company does not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting, we encourage all of our directors to attend. Seven of our directors serving at the time attended our 2021 Annual Meeting of Stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors, a committee of our board of directors, or an individual director should submit their written comments to our corporate secretary at Oncternal Therapeutics, Inc., Attn: Corporate Secretary, 12230 El Camino Real, Suite 230, San Diego, California 92130. The corporate secretary will forward such communications to each member of our board of directors, the applicable committee or to the applicable director(s). Items that are unrelated to the duties and responsibilities of our board of directors will be excluded. In addition, material that is illegal, inappropriate or similarly unsuitable will be excluded. Any letter that is filtered out under these standards, however, will be made available to any director upon request.

Corporate Governance

Our Company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, and committee charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Science and Development Committee are each available, free of charge, on our website at www.oncternal.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, as well as our Company’s other corporate governance documents, free of charge, to any stockholder upon written request to Oncternal Therapeutics, Inc., Attention: Corporate Secretary, 12230 El Camino Real, Suite 230, San Diego, California 92130.

Board Diversity

The table below provides certain information regarding the composition of our board of directors in the categories identified by Nasdaq Rule 5605. As shown below, we are in compliance with the diversity requirements of Nasdaq Rule 5605.

Board Diversity Matrix (as of April 1, 2022)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
White	1	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did not Disclose Demographic Background	1

Director Compensation

We compensate non-employee members of our board of directors. Directors who are also employees do not receive cash or equity compensation for service on our board of directors in addition to compensation payable for their service as our employees.

Under our non-employee director compensation policy in effect during 2021, we provided cash compensation in the form of an annual retainer of $40,000 for each non-employee director. We also paid an additional annual retainer of $35,000 to the chairperson of our board of directors, $15,000 to the chairperson of our audit committee, $10,000 to the chairperson of our compensation committee, and $8,000 to the chairperson of our nominating & corporate governance committee. We also pay an additional $7,500 per year to members of our audit committee (other than the chair), an additional $5,000 per year to members of our compensation committee (other than the chair), an additional $4,000 per year to members of our nominating & corporate governance committee (other than the chair), and an additional $8,000 per year to members of the Science and Development Committee.

We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our board of directors and committees of our board of directors.

Under our non-employee director compensation policy in effect as of March 18, 2021, any non-employee director first elected to our board of directors is granted an option to purchase 50,000 shares of our common stock on the date of the director’s initial election to our board of directors. In addition, on the date of the 2021 annual meeting of our stockholders, each non-employee director received an option to purchase 25,000 shares of common stock, except Mr. Hale, who received an option to purchase 37,500 shares of common stock.

The initial options granted to non-employee directors vest over three years in 36 equal monthly installments, subject to the director’s continuing service on our board of directors on those dates. The annual options granted to non-employee directors described above vest over one year in 12 equal monthly installments, subject to the director’s continuing service on our board of directors on those dates. In addition, the options granted to our non-employee directors vest upon a change in control. Each option granted to a non-employee director has a 10-year term and remains exercisable for a period of 12 months following a director’s termination of service, or such longer period as our board of directors may determine in its discretion on or after the date of grant of such stock options. These options are granted under our 2019 Incentive Award Plan (the “2019 Plan”). All options have an exercise price per share equal to the fair market value of our common stock on the date of grant.

Director Compensation Table

The following table summarizes cash and stock compensation received by our non-employee directors during the year ended December 31, 2021. Dr. Breitmeyer is not included in the following table as he served as an executive officer during 2021 and his compensation is included in the Summary Compensation Table in the “Executive Compensation and Other Information” section below.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (1)	Total ($)
Michael G. Carter, M.B., Ch.B., F.R.C.P.	56,000		90,558	146,558
Jinzhu Chen, Ph.D.	24,066	(2)	181,115	205,181
Man Cho	15,934	(2)	—	15,934
David F. Hale	96,500		135,836	232,336
Daniel L. Kisner, M.D.	60,500		90,558	151,058
William R. LaRue	60,000		90,558	150,558
Rosemary Mazanet, M.D. Ph.D.	48,244		307,791	356,035
Xin Nakanishi, Ph.D.	48,000		90,558	138,558
Charles P. Theuer, M.D., Ph.D.	52,000		90,558	142,558
Robert J. Wills, Ph.D.	48,000		90,558	138,558

(1)

The amounts are valued based on the aggregate grant date fair value of the option awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 6 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 10, 2022, for a discussion of the relevant assumptions used in determining the grant date fair value pursuant to FASB ASC Topic 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, a non-employee director realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the non-employee director’s continued service on our board of directors.

(2)

Mr. Cho and Dr. Chen assigned the entire amount of their cash retainers to Shanghai Pharma Biotherapeutics USA Inc., a subsidiary of SPH USA. Mr. Cho did not stand for reelection to the board of directors at our 2021 annual meeting of stockholders and his term ended at that time.

As of December 31, 2021, the current and former non-employee directors listed in the table above held the following number of outstanding equity awards:

Name	Stock Options Held as of December 31, 2021
Michael G. Carter, M.B., Ch.B., F.R.C.P.	70,000
Jinzhu Chen, Ph.D.	50,000
Man Cho	—
David F. Hale	100,000
Daniel L. Kisner, M.D.	70,000
William R. LaRue	70,000
Rosemary Mazanet, M.D. Ph.D.	75,000
Xin Nakanishi, Ph.D.	70,000
Charles P. Theuer, M.D., Ph.D.	70,000	(1)
Robert J. Wills, Ph.D.	70,000

(1)

Dr. Theuer also held 612 shares of restricted common stock subject to vesting and repurchase issued by Private Oncternal prior to the Merger, which we assumed in connection with the Merger. These shares are expected to vest in full by May 9, 2022.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the Annual Meeting, the three nominees receiving the highest number of votes will be elected to our board of directors. Votes withheld from any nominee and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF JAMES B. BREITMEYER, M.D., PH.D., MICHAEL G. CARTER, M.B., CH.B, F.R.C.P., AND DAVID F. HALE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has served as our independent registered public accounting firm since the completion of the Merger. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO USA, LLP as our independent registered public accounting firm is not required by Delaware law, our amended and restated certificate of incorporation or our amended and restated bylaws. However, our audit committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our audit committee will reconsider whether to retain the firm. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our audit committee determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm’s Fees

Services Rendered to the Company by BDO USA, LLP

The following table represents aggregate fees billed to us for services rendered to us related to the fiscal years ended December 31, 2021 and 2020, by BDO USA, LLP, our independent registered public accounting firm.

	Year Ended December 31,
Audit Fees (1)	$315,276	$363,196
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$315,276	$363,196

(1)

Audit Fees consist of fees billed for professional services performed by BDO USA, LLP for the audit of our annual financial statements and internal control over financial reporting, reviews of our financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K, services in connection with securities offerings, review of our registration statement on Form S-3 and related services that are normally provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by our audit committee chairman or our audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2021 and 2020. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO USA, LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of BDO USA, LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as “Against” votes. The approval of proposal 2 is a routine proposal on which a broker or other nominee are expected to have discretionary authority to vote. Accordingly, no broker non-votes are expected to result from this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of April 18, 2022, for:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego, California 92130. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us by the stockholders, that each person or group named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 49,429,054 shares of common stock outstanding on April 18, 2022, and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of that date, including, but not limited to, upon the exercise of stock options or warrants. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders:
Entities affiliated with Shanghai Pharmaceuticals Holding Co., Ltd. (1)	4,069,099	8.2%
Blackrock, Inc. (2)	3,197,538	6.5%
Named Executive Officers and Directors
James B. Breitmeyer, M.D., Ph.D. (3)	1,001,057	2.0%
Michael G. Carter, M.B., Ch.B., F.R.C.P. (4)	139,447	*
Jinzhu Chen, Ph.D. (5)	16,666	*
David F. Hale (6)	715,162	1.4%
Daniel L. Kisner, M.D. (7)	82,500	*
William R. LaRue (8)	93,955	*
Rosemary Mazanet, M.D., Ph.D. (9)	47,340	*
Xin Nakanishi, Ph.D. (10)	67,500	*
Charles Theuer, M.D., Ph.D. (11)	82,177	*
Richard G. Vincent (12)	318,336	*
Robert J. Wills, Ph.D. (13)	67,500	*
Salim Yazji, M.D. (14)	125,103	*
All current directors and executive officers as a group (15 persons) (15)	3,210,200	6.2%

* Indicates beneficial ownership of less than 1% of total outstanding common stock.

(1)
The following information is derived from Schedule 13D/A filed by SPH, on July 23, 2020. The number of shares beneficially owned consists of: (i) 524,658 shares owned by Shanghai Pharmaceuticals (HK) Investment Limited (“SPH HK”) issuable upon the exercise of a warrant to purchase common stock; (ii) 1,049,317 shares owned by SPH HK, and (iii) 2,495,124 shares owned by SPH USA. SPH USA and SPH HK are wholly owned subsidiaries of Shanghai Pharmaceuticals Holding Co., Ltd., a joint stock company incorporated in the People’s Republic of China with limited liability (“SPH”). The board of directors of SPH USA has the ability to direct the voting and disposition of the shares owned by SPH USA. The board of directors of SPH HK has the ability to direct the voting and disposition of the shares owned by SPH HK. The board of directors of SPH has voting and investment power over the shares held by SPH USA and SPH HK through appointing the boards of directors of each of SPH USA and SPH HK. The board of directors of SPH consists of Cho Man, Li Yongzhong, Shen Bo, Zhou Jun, Ge Dawei, Li An, Cai Jiangnan, Hong Liang, Gu Zhaoyang and Manson Fok. Directors Jinzhu Chen, Ph.D. and Xin Nakanishi, Ph.D. are affiliated with SPH but do not have voting or investment power over the shares held by SPH USA or SPH HK. SPH’s principal business address is No. 200, Taicang Rd, Huangpu District, Shanghai, P.R. China.
(2)
The amounts shown and the following information was provided by BlackRock, Inc. pursuant to a Schedule 13G filed with the SEC on February 4, 2022. BlackRock, Inc. reports that it has sole voting power over 3,148,411 of these shares and sole dispositive power over all of these shares. The registered address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10055.
(3)
Consists of: (i) 255,592 shares held directly by Dr. Breitmeyer; (ii) 671,844 shares underlying options held by Dr. Breitmeyer that are exercisable or that may become exercisable within 60 days after April 18, 2022; (iii) 46,544 shares and warrants to purchase 733 shares held by a family trust (the “Breitmeyer Trust”); (iv) 733 shares held by Dr. Breitmeyer as custodian for his child; and (v) 25,611 shares underlying options held by Dr. Breitmeyer’s wife, Mary Breitmeyer, that are exercisable or that may become exercisable within 60 days after April 18, 2022. Does not include 128,557 shares underlying RSU awards held by Dr. Breitmeyer and 6,493 shares underlying RSU Awards held by Ms. Breitmeyer that are subject to vesting more than 60 days after April 18, 2022. Dr. Breitmeyer and Ms. Breitmeyer are the trustees of the Breitmeyer Trust, and in such capacity have joint power to vote and dispose of the shares held by the Breitmeyer Trust.
(4)
Consists of: (i) 71,947 shares held; and (ii) 67,500 shares underlying options held that are exercisable or that may become exercisable within 60 days after April 18, 2022.
(5)
Consists of 16,666 shares underlying options held by Dr. Chen that are exercisable or that may become exercisable within 60 days after April 18, 2022.
(6)
Consists of: (i) 588,152 shares and warrants to purchase 3,292 shares held by Hale BioPharma Ventures, LLC; (ii) 18,346 shares held by Hale Trading Company; and (iii) 96,666 shares underlying options and warrants to purchase 8,706 shares held by Mr. Hale that are exercisable or that may become exercisable within 60 days after April 18, 2022. Mr. Hale is the Chairman and Chief Executive Officer of Hale BioPharma Ventures and the Managing Director of Hale Trading Company, and as such has voting and investment control over the shares held by Hale BioPharma Ventures and Hale Trading Company.
(7)
Consists of: (i) 10,000 shares held directly by Dr. Kisner and (ii) 67,500 shares underlying options and warrants to purchase 5,000 shares held by a family trust (the “Kisner Trust”) that are exercisable or that may become exercisable within 60 days after April 18, 2022. Dr. Kisner and his wife, Carmen Rosette Garcia, are the trustees of the Kisner Trust and in such capacity have joint power to vote and dispose of the shares held by the Kisner Trust.
(8)
Consists of: (i) 16,144 shares held directly by Mr. LaRue; (ii) 10,030 shares and warrants to purchase 281 shares held by a family trust (the “LaRue Trust”); and (iii) 67,500 shares underlying options held by Mr. LaRue that are exercisable or that may become exercisable within 60 days after April 18, 2022. Mr. LaRue and his wife, Joyce LaRue, are the trustees of the LaRue Trust, and in such capacity have joint power to vote and dispose of the shares held by the LaRue Trust.
(9)
Consists of: (i) 118 shares held directly by Dr. Mazanet; and (ii) 47,222 shares underlying options held by Dr. Mazanet that are exercisable or that may become exercisable within 60 days after April 18, 2022.
(10)
Consists of 67,500 shares underlying options held by Dr. Nakanishi that are exercisable or that may become exercisable within 60 days after April 18, 2022.
(11)
Consists of: (i) 14,677 shares held directly by Dr. Theuer, including 612 shares subject to repurchase by Oncternal, (ii) 67,500 shares underlying options held by Dr. Theuer that are exercisable or that may become exercisable within 60 days after April 18, 2022.
(12)
Consists of: (i) 58,295 shares held directly by Mr. Vincent; (ii) 4,526 shares and warrants to purchase 281 shares held by a family trust (the “Vincent Trust”); (iii) 1,834 shares held in trust for child; and (iv) 253,400 shares underlying options that are exercisable or that may become exercisable within 60 days after April 18, 2022. Does not include 29,867 shares underlying RSU awards held by Mr. Vincent that are subject to vesting more than 60 days after April 18, 2022. Mr. Vincent and his wife, Stacy Vincent, are the trustees of the Vincent Trust, and in such capacity have joint power to vote and dispose of the shares held by the Vincent Trust.
(13)
Consists of 67,500 shares underlying options held by Dr. Wills that are exercisable or that may become exercisable within 60 days after April 18, 2022.

(14)
Consists of: (i) 10,000 shares held directly by Dr. Yazji; and (ii) 115,103 shares underlying options exercisable as of April 18, 2022, or that will become exercisable within 60 days after such date. Does not include 57,137 shares underlying RSU awards held by Dr. Yazji that are subject to vesting more than 60 days after April 18, 2022.
(15)
Consists of: (i) the shares described in notes 3 to 14 above; (ii) 15,000 shares held directly by other executive officers; and (iii) 438,457 shares underlying options held by other executive officers that are exercisable or that may become exercisable within 60 days after April 18, 2022. Does not include 89,601 shares underlying RSU awards held by other executive officers.

EXECUTIVE OFFICERS

Executive Officers

The names of our executive officers, their ages, their positions and other biographical information as of April 18, 2022, are set forth below. Executive officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Age	Position(s)
James B. Breitmeyer, M.D., Ph.D.	68	Chief Executive Officer, President and Director
Salim Yazji, M.D.	53	Chief Medical Officer
Richard G. Vincent	59	Chief Financial Officer and Treasurer
Gunnar F. Kaufmann, Ph.D.	46	Chief Scientific Officer
Chase C. Leavitt	40	General Counsel and Secretary
Rajesh Krishnan	49	Chief Technology Officer

Executive Officers

The biography of James B. Breitmeyer, M.D., Ph.D. can be found above under the heading, “Nominees for Election to the Board of Directors.”

Salim Yazji, M.D. has served as our Chief Medical Officer since May 2021. Dr. Yazji founded Elpida Therapeutics in January 2019 and co-founded Ajuta Therapeutics in October 2019, where he served as Chief Executive Officer until February 2021. He has also served on the Board of Directors of Versatope Therapeutics since April 2019. From March 2018 to January 2019, he served as Chief Medical Officer of PMV Pharma, and from November 2016 to February 2018, he served as Executive Vice President and Chief Medical Officer of Calimmune, which was acquired by CSL Behring in August 2017. Prior to that, Dr. Yazji served as Vice President & Global Head of Oncology at Baxter International from 2013 to 2015 and its spinoff Baxalta from 2015 until it was acquired by Shire Plc in July 2016. From 2009 to 2013, he held global positions of increasing responsibility within Novartis where he led multiple oncology registrational clinical trials, most recently as Senior Global Clinical Leader. Prior to 2009, he held positions with Exelixis, PDL BioPharma, and Johnson & Johnson. Dr. Yazji obtained his MD from the Pavlov School of Medicine, University of St. Petersburg, St. Petersburg, Russia, and completed his post-graduate training at the University of Texas M.D. Anderson Cancer Center, Park Plaza Hospital, Houston and the Almozov Hospital, St. Petersburg, Russia.

Richard G. Vincent has served as our Chief Financial Officer and Treasurer since the completion of the Merger in June 2019, and previously served as Private Oncternal’s Chief Financial Officer, Treasurer and Secretary since April 2017. From 2012 to August 2019, Mr. Vincent worked as an independent Chief Financial Officer, and he served as Chief Financial Officer and Secretary of Sorrento Therapeutics from January 2011 through February 2015. From 2008 to January 2011, Mr. Vincent served as an independent Chief Financial Officer to several pharmaceutical, biotech and medical device companies, including Avalyn Pharma (co-founder), Meritage Pharma, and Elevation Pharmaceuticals. Mr. Vincent served as Chief Financial Officer for Verus Pharmaceuticals from 2004 to 2008, and Women First Healthcare from 2003 to 2005. Mr. Vincent’s areas of responsibility have spanned all areas of finance, treasury, investor and public relations, human resources, information technology, facilities and project management. From 1987 to 1995, Mr. Vincent held a number of positions with Deloitte & Touche LLP, the last of which was senior manager, where he specialized in emerging growth and publicly-reporting companies. Mr. Vincent became a Certified Public Accountant in California in 1989 and holds a B.S. degree in business with an emphasis in accounting from San Diego State University.

Gunnar F. Kaufmann, Ph.D. has served as our Chief Scientific Officer since September 2019. Dr. Kaufmann has extensive experience in discovery and preclinical development of both biotherapeutics and small molecule drug product candidates and is responsible for progressing our preclinical product development programs and exploring opportunities to expand our product development pipeline. Prior to joining us, Dr. Kaufmann served as Senior Vice President, Immunotherapy, Head of Research and Global Partnerships at Sorrento Therapeutics, Inc. from October 2014 to September 2019. Dr. Kaufmann was previously a faculty member at The Scripps Research Institute and still serves as Adjunct Assistant Professor in the Departments of Chemistry and Immunology and Microbial Science. Dr.

Kaufmann holds a B.S. in human biology from Phillips University Marburg, an M.S. in human biology from Ernst-Moritz-Arndt University Greifswald, and a Ph.D. from The Scripps Research Institute’s Biology Program.

Chase C. Leavitt has served as our General Counsel and Secretary since April 2021. Mr. Leavitt previously served as General Counsel and Corporate Secretary of Lineage Cell Therapeutics, Inc., a publicly traded biotechnology company, from May 2019 to April 2021 where he focused on public company compliance and governance, business development transactions, financing activities, and litigation, and managed all other legal needs of the company. From June 2018 to May 2019, Mr. Leavitt served as Vice President of Legal Affairs of Tang Capital Management, LLC, a life sciences-focused investment company, and its affiliate Odonate Therapeutics, Inc., which was then a clinical stage publicly traded pharmaceutical company. From May 2017 to May 2018, Mr. Leavitt served as the Deputy General Counsel of Switch, Inc., a publicly traded technology company, and previously served as its Associate General Counsel from July 2014 to May 2017. From 2007 to 2014, Mr. Leavitt was a corporate attorney at Latham & Watkins LLP, where his practice focused on public company representation, mergers and acquisitions and capital markets transactions. Mr. Leavitt received a B.S. degree in business administration and a J.D. from the University of Southern California and is admitted to practice law in the States of California and Washington.

Rajesh Krishnan, Ph.D. has served as our Chief Technology Officer since January 2021 and previously served as our Senior Vice President, CMC and Manufacturing, from August 2019 to January 2021. Dr. Krishnan has over 20 years of experience across CMC, technology transfer, and manufacturing sciences for U.S. and international manufacturing sites, involving both internal and partnered programs. From January 2018 until August 2019, he served as Vice President, Process Development and Manufacturing Sciences at Dynavax Technologies Corporation, where he led manufacturing, drug process development, process validation, analytical sciences and technology transfer efforts for commercial and clinical development programs. From 2012 through 2017, Dr. Krishnan served in several positions at Gilead Sciences, Inc., most recently as Director and Head, Biologics Drug Substance Process Development, leading upstream and downstream process development for multiple clinical biologics programs. From 2000 to 2012, he served in positions of increasing responsibility at Merck & Co., Inc., Amgen Inc. and Pfizer, with a consistent leadership role across process development, technology transfer and CMC for clinical and commercial biologics programs. Dr. Krishnan holds a B.S.E. degree in chemical engineering from Princeton University, a M.S. degree in chemical engineering from the University of California, Davis, and a Ph.D. degree in Biochemical Engineering from the University of California, Davis.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Overview

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, our compensation committee is committed to providing the information necessary to help our stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our executive compensation practices.

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. For 2021, our compensation committee retained Compensia to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Compensia assisted in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

On July 31, 2021, our compensation committee retained Radford (an Aon company), a compensation consultant, to advise the compensation committee with respect to executive and director compensation.

Summary Compensation Table

The following table summarizes the compensation that we paid during 2021 and 2020 to: (1) all individuals serving as our principal executive officer during 2021; and (2) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers as of December 31, 2021. We refer to these officers as our named executive officers.

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total ($)
James B. Breitmeyer, M.D., Ph.D.	2021	556,500	—	3,901,575	222,600	4,680,675
President & Chief Executive Officer	2020	530,000	1,000	—	249,100	780,100
Salim Yazji, M.D. (2)	2021	264,518	—	1,662,770	88,140	2,015,428
Chief Medical Officer
Richard G. Vincent	2021	393,750	—	1,456,588	130,725	1,981,063
Chief Financial Officer

(1)
The amounts are valued based on the aggregate grant date fair value of the option awards in accordance with FASB ASC Topic 718. See Note 6 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 10, 2022, for a discussion of the relevant assumptions used in determining the grant date fair value pursuant to FASB ASC Topic 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, an executive realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the executive’s continued service.
(2)
Dr. Yazji commenced service on May 17, 2021.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into employment agreements with each of our named executive officers. The employment agreements provide for the annual base salary for each named executive officer, which amounts are subject to annual review by and at the sole discretion of our board of directors or its designee. Each named executive officer is also eligible to earn an annual cash performance bonus. The annual cash performance bonus will be based on our attainment of financial or other operating criteria established by our board of directors or its designee, as determined by our board of directors or its designee.

Pursuant to the employment agreements, if we terminate the executive’s employment without “cause” or if the executive resigns for “good reason” (each as defined in the employment agreement), the executive is entitled to the following payments and benefits: (1) a lump sum cash payment in an amount equal to 6 months of his base salary as in effect immediately prior to the last day of his employment; (2) continuation of health benefits for a period of 6 months following the last day of his employment; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 6-month period following termination had the executive remained continuously employed by us during such period.

If the executive is terminated without cause or resigns for good reason during the 12-month period following a “change in control” (as defined in the employment agreement) (or, with respect to Dr. Breitmeyer and Mr. Vincent, within 90 days prior to a change in control), the executive shall be entitled to receive the following payments and benefits: (1) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the last day of his employment; (2) continuation of health benefits for a period of 12 months following the last day of his employment; and (3) a lump sum cash payment in an amount equal to his “target bonus” (as defined in the employment agreement) for the year in which the termination of employment occurs, prorated to reflect the portion of such year that has elapsed prior to the date of his termination of employment or resignation.

In addition, if Dr. Breitmeyer or Mr. Vincent is terminated without cause or resigns for good reason within 90 days prior to or any time following a change in control, the vesting of his outstanding unvested stock awards on the date of his termination of employment will be automatically accelerated. Also, in the event of a change in control, 50% of Dr. Breitmeyer’s and Mr. Vincent’s outstanding unvested stock awards will vest. If Dr. Yazji is terminated without cause or resigns for good reason within 12 months following a change in control, the vesting of his outstanding unvested stock awards on the date of his termination of employment will be automatically accelerated. In the event the executive’s employment terminates due to his death or permanent disability, all of his outstanding unvested stock awards will vest immediately upon such termination.

The employment agreements also contain standard confidentiality, non-competition and non-solicitation covenants. In addition, the employment agreements includes an Internal Revenue Code (“Code”) Section 280G “best pay” provision pursuant to which in the event any payments or benefits received by the executive would be subject to an excise tax under Code Section 4999, the executive will receive either the full amount of such payments or a reduced amount such that no portion of the payments is subject to the excise tax, whichever results in the greater after-tax benefit to the executive.

Executive Compensation Elements

The following describes the material terms of the elements of our executive compensation program during 2021.

2021 Base Salaries

The annual base salaries for Dr. Breitmeyer, Dr. Yazji, and Mr. Vincent during 2021 were $556,500, $425,000, and $393,750 respectively.

Annual Incentive Plan

We have adopted the Oncternal Therapeutics, Inc. Annual Incentive Plan, the material terms of which are summarized below.

Each named executive officer is eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our compensation committee and, with respect to our named executive officers other than our chief executive officer, individual performance.

Bonuses are set based on the executive officer’s base salary as of the end of the year and are expected to be paid out in the following year. Based on the employment agreements with our named executive officers, the target levels for executive bonuses are currently as follows: 50% of base salary for the chief executive officer (100% of which is based on corporate objectives) and 40% of base salary for any other C-level executive (80% of which is based on corporate objectives and 20% of which is based on individual performance). At the beginning of each year, management recommends corporate goals and milestones to our compensation committee to be reviewed and approved for the year. These goals and milestones and the proportional emphasis placed on each are expected to be set by our compensation committee after considering management input and our overall strategic objectives. It is expected that these goals will generally relate to factors such as clinical development, regulatory, business development, financial and operational goals.

Our compensation committee determines the level of achievement of the corporate goals for each year. This achievement level is then applied to each named executive officer’s target bonus to determine that year’s total bonus opportunity, before any determination of the individual component of the award. The individual component of each named executive’s bonus award is not necessarily based solely on the achievement of any predetermined criteria or guidelines. Our compensation committee’s assessment of each of the named executive officer may also include a quantitative analysis of the officer’s overall performance of his or her duties during the year. In coming to this determination, our compensation committee does not follow any specific guidelines regarding the exercise of such discretion.

For 2021, the corporate performance objectives generally fell into the following categories: (1) objectives related to continued progress in the area of clinical and preclinical development, and (2) financial and operational objectives. The clinical development objectives included advancing negotiations on registrational studies for zilovertamab and advancing our ONCT-216 program, and the preclinical development objectives included advancing our ROR1 CAR-T and DAARI programs. The financial and operational objectives primarily related to investor relations efforts, financing efforts and other key operational objectives. Quantitative measures were generally not established for the corporate objectives for 2021. Instead, these performance objectives and areas of emphasis were used as a guide by our compensation committee and board of directors in determining overall corporate performance as they represented those areas in which the named executive officers and our employees were expected to focus their efforts during the year.

In evaluating management’s performance relative to corporate performance for 2021, our compensation committee determined to award a corporate achievement level of 80%. In coming to its final determination regarding the overall corporate achievement percentage, our compensation committee considered our progress in advancing the zilovertamab and ONCT-216 programs, our efforts related to progressing preclinical assets, and achievements in respect of investor relations, operational efficiency and financing transactions. This corporate achievement level was then used to determine the portion of each named executive officer’s bonus tied to corporate performance. The bonuses earned by our named executive officers for 2021 performance are set forth in the “Summary Compensation Table” above.

Equity Compensation

We maintain two primary equity compensation plans that provide for the issuance of equity awards to directors, employees (including our named executive officers) and consultants: the 2019 Plan, which has been approved by our stockholders, and our 2021 Employment Inducement Incentive Award Plan (the “Inducement Plan”), which has not been approved by our stockholders.

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the stock options we grant vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, subject to the employee’s continued employment with us on each vesting date. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstances. For additional discussion, please see “Employment Agreements” above and “Change in Control Benefits” below.

On February 11, 2021, we granted options to purchase 750,000 and 280,000 shares of our common stock to Dr. Breitmeyer and Mr. Vincent, respectively, under the 2019 Plan. The options were granted with an exercise price equal to $7.05 per share, which represented the fair market value on the date of grant, as determined under the 2019 Plan. On May 17, 2021, we granted options to purchase 354,400 and 70,600 shares of our common stock to Dr. Yazji under the 2019 Plan and Inducement Plan, respectively. The options were granted with an exercise price equal to $5.30 per share, which represented the fair market value on the date of grant, as determined under the 2019 Plan and Inducement Plan.

The stock options are also subject to accelerated vesting in certain circumstances. For additional discussion, please see “Employment Agreements” above and “Change in Control Benefits” below.

Retirement Plans

We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. In 2021, we did not match contributions made by participants in the 401(k) plan. We believe that providing a vehicle for retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees generally.

We also provide our named executive officers with term life insurance and disability insurance at our expense as we do for all of our full-time employees. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our company. The employment agreements with our named executive officers entitle them to accelerated vesting of certain outstanding equity awards upon a change in control of our company, as described above under “Employment Agreements.”

Outstanding Equity Awards at December 31, 2021

The following table sets forth specified information concerning outstanding equity incentive plan awards for each of the named executive officers outstanding as of December 31, 2021.

	Option Awards (1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
James B. Breitmeyer, M.D., Ph.D.	9/1/2015	(2)	117,417	—	—	0.68	9/1/2025
	11/15/2018	(3)	105,492	—	63,295	0.81	11/15/2028
	9/12/2019	(4)	56,250	43,750	—	5.76	9/12/2029
	3/17/2020	(2)	66,890	—	—	3.33	3/17/2030
	2/11/2021	(4)	—	750,000	—	7.05	2/11/2031
Richard G. Vincent	11/15/2018	(4)	56,567	16,818	—	0.81	11/14/2028
	9/12/2019	(4)	42,187	32,813	—	5.76	9/12/2029
	3/17/2020	(2)	35,120	—	—	3.33	3/17/2030
	2/11/2021	(4)	—	280,000	—	7.05	2/11/2031
Salim Yazji, M.D.	5/17/2021	(4)	—	425,000	—	5.30	5/17/2031

(1)
All vesting is subject to the recipient’s continued service through the applicable vesting date and are subject to accelerated vesting in certain circumstances. For additional discussion, please see “Employment Agreements” and “Change in Control Benefits” above.
(2)
The options are vested and exercisable in full.
(3)
Subject to Dr. Breitmeyer’s continuous service as Oncternal’s Chief Executive Officer through the applicable vesting date, the shares subject to the options shall vest or have vested as follows: (a) 42,197 shares vested on June 19, 2019 on the approval of our board of directors in recognition of the closing of the Merger; (b) 21,099 shares vested on March 18, 2021 upon approval by the board of directors with satisfactory completion of the Phase 1 study of ONCT-216 in Ewing sarcoma; (c) 21,098 shares vested on March 18, 2021 upon approval by our board of directors upon satisfactory completion of both Parts 1 and 2 of our zilovertamab CLL/MCL study; (d) 21,098 shares vested on March 18, 2021 upon approval by our board of directors with satisfactory consummation of a sale of our securities resulting in gross proceeds to us of at least $40 million in the aggregate; (d) 21,099 shares shall vest on the first patient enrolled in a Phase 3 study of zilovertamab (which was previously on completion of a Phase 1 study of ONCT-216 in AML); (e) 21,098 shares shall vest on such date as ROR1 CAR-T materials are ready for human testing; (e) 21,098 shares shall vest on completion of the Phase 1 study for a ROR1 CAR-T.
(4)
The shares subject to the option vest as follows: 25% of the shares on the first anniversary of the date of grant and the remainder in equal monthly installments over the 36 months thereafter.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes securities available under our equity compensation plans as of December 31, 2021.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options and rights			Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)			(b)	(c)
Equity compensation plans approved by security holders	Options	4,497,944	(1)	5.36	989,232	(2)
Equity compensation plans not approved by security holders	Options	1,946,800	(3)	5.09	853,200	(4)
Total	Options	6,444,744		5.28	1,842,432

(1) Represents shares of our common stock underlying stock options granted under the 2019 Plan and the 2015 Equity Incentive Plan of Private Oncternal, which we assumed in connection with the Merger.

(2) Represents shares remaining available for issuance under the 2019 Plan.

(3) Represents shares of our common stock underlying stock options granted under the Inducement Plan

(4) Represents shares remaining available for issuance under the Inducement Plan. The material features of our Inducement Plan are more fully described in Note 6 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 10, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2020 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Director and Executive Officer Compensation

Please see “Proposal 1—Director Compensation” for additional information regarding compensation of our directors. Please see “Executive Compensation and Other Information” for additional information regarding compensation of our executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Summary Compensation Table—Employment Agreements.”

Indemnification Agreements

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Compensation of Mary Breitmeyer

During 2020 and 2021, Mary Breitmeyer, who is Dr. Breitmeyer’s spouse, served as our part-time employee and received total cash compensation of $95,675 and $118,558, respectively. In January 2020, January 2021, and February 2021, Ms. Breitmeyer received options to purchase 22,000, 7,000, and 2,000 shares of our common stock, respectively, at exercise prices of $4.13, $5.33 and $7.48, respectively.

Arrangements with SPH USA

Effective in September 2019, we and SPH USA entered into a Materials Supply and Services Agreement (“SPH USA Services Agreement”), pursuant to which we and SPH USA may execute one or more statements of work for the transfer to SPH USA of key reagents and other materials, and for the supply of certain services by us to SPH USA, as contemplated under and in furtherance of the License and Development Agreement between us and SPH USA effective as of November 2018. During the years ended December 31, 2021 and December 31, 2020, we recorded amounts receivable from SPH USA related to statements of work totaling $0.4 million and $0.3 million, respectively.

In November 2018, Private Oncternal entered into a license and development agreement the (“SPH USA License Agreement”) with SPH USA, under which Private Oncternal granted rights to manufacture, develop, market, distribute and sell in the People’s Republic of China, Hong Kong, Macau, and Taiwan (the “SPH USA Territory”) Private Oncternal’s product candidates under the its license agreement with Georgetown University (the “Georgetown License Agreement”) and its license agreement with the University of California San Diego (the “UC San Diego License”). Under the SPH USA License Agreement, SPH USA is solely responsible for all pre-clinical and clinical development activities specific to obtaining regulatory approval for such product candidates in the SPH USA Territory, any third-party license milestone or royalty payments owed under the Georgetown License Agreement and the UC San Diego License Agreement, and paying Oncternal a low single digit royalty on net sales of licensed products in the SPH USA Territory. The SPH USA License Agreement will expire on a licensed product-by-licensed product and country/region-by-country/region basis on the later of 10 years from the date of first commercial sale or when there is no longer a valid patent claim covering such licensed product in such country/region.

Xin Nakanishi, Ph.D. and Jinzhu Chen, Ph.D. are members of our board of directors and each is affiliated with Shanghai Pharmaceuticals Holding Co., Ltd., a joint stock company incorporated in the People’s Republic of China with limited liability (“SPH”). Additionally, Yanjun Liu, M.D., Ph.D. and Man Cho previously served as members of our board of directors until December 17, 2019 and May 25, 2021, respectively, and each is also affiliated with SPH. Dr. Liu and Dr. Nakanishi also served as members of Private Oncternal’s board of directors prior to the Merger and were SPH USA’s designees to the Oncternal board of directors in connection with the Merger. SPH USA is the wholly owned subsidiary of SPH and holds more than 5% of Oncternal’s outstanding common stock. For more information about SPH’s beneficial ownership of Oncternal common stock see the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Newfront Insurance

In January 2019, we engaged Newfront Insurance as our primary insurance broker effective as of the Merger. The son of Richard Vincent, our Chief Financial Officer, acted as our agent at Newfront Insurance. As of December 31, 2021 and 2020, we paid total related policy premiums of approximately $1.8 million and $1.4 million, respectively, for which Mr. Vincent’s son received a commission of approximately $0.1 million in each period. In March 2022, Oncternal selected an unrelated third party to act as its primary insurance broker.

Policies and Procedures for Related Party Transactions

Pursuant to our audit committee charter, our audit committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have adopted a written procedure for review of, or standards for approval of, these transactions by our audit committee.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities.

To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations from reporting persons, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2021, except that, due to administrative error, a late Form 4 was filed for James B. Breitmeyer, M.D., Ph.D. on February 23, 2021 with respect to stock options granted to Dr. Breitmeyer’s spouse on January 27, 2021.

STOCKHOLDER PROPOSALS

Stockholders of Oncternal may submit proposals on matters appropriate for stockholder action at meetings of Oncternal’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Oncternal’s proxy materials relating to the 2023 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and such proposals must be received at our executive offices no later than December 30, 2022. However, if our 2022 Annual Meeting of Stockholders is not held between May 17, 2023 and July 16, 2023, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. All such proposals must comply with all applicable requirements of Rule 14a-8 and be sent to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego, CA 92130, Attention: Corporate Secretary.

Pursuant to our amended and restated bylaws (“bylaws”), stockholders wishing to submit director nominations or other stockholder proposals, except in the case of proposals made in accordance with Rule 14a-8, must, in addition to complying with applicable laws and regulations and the requirements of our bylaws, provide timely notice thereof in writing to our Corporate Secretary. To be timely for the 2023 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on December 30, 2022, nor earlier than the close of business on November 30, 2022. However, if we do not hold our 2023 Annual Meeting of Stockholders between May 17, 2023 and July 16, 2023, such notice by the stockholder will be timely if it is delivered not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023, which is 60 days prior to the one-year anniversary of the date of the 2022 Annual Meeting. A stockholder's notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each director nominee or proposal the stockholder proposes to bring before the annual meeting. The chairman of the 2023 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. A copy of our bylaws may be obtained by writing to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego, CA 92130, Attention: Corporate Secretary. If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on April 18, 2022 (the record date for our 2022 Annual meeting) may request a copy of our annual report on Form 10-K, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our Company at such date. Requests should be directed to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego, California 92130; Attention: Corporate Secretary. Our annual report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

Stockholders Sharing the Same Address: The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by sending a written request to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 230, San Diego, California 92130; Attention: Corporate Secretary, or by calling (858) 434-1113. We will send additional copies of the proxy statement or annual report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or sending a written request to Oncternal Therapeutics, Inc. at the address above or by calling (858) 434-1113.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

/s/ James B. Breitmeyer
James B. Breitmeyer, M.D., Ph.D.
President, Chief Executive Officer and Director

San Diego, California

April 29, 2022

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/ONCT • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-586-3107 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” • Open Alexa app and browse skills • Search “Vote my Proxy” • Enable skill Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/ONCT Oncternal Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 18, 2022 TIME: Thursday, June 16, 2022 8:00 AM, PDT PLACE: Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/ONCT for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints James B. Breitmeyer and Richard G. Vincent (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Oncternal Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three directors for a three-year term to expire at the 2025 Annual Meeting of Stockholders FOR WITHHOLD 1.01 James B. Breitmeyer, M.D., Ph.D. FOR 1.02 Michael G. Carter, M.B., Ch.B, F.R.C.P. FOR 1.03 David F. Hale FOR FOR AGAINST ABSTAIN 2. Ratification of the appointment of BDO USA, LLP as our independent registered public FOR accounting firm for the year ending December 31, 2022 3. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof You must register to attend the meeting online and/or participate at www.proxydocs.com/ONCT Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date